Exhibit 99.1

SELECTED COMBINING CONDENSED CONSOLIDATED PRO FORMA FINANCIAL DATA

On August 31, 2022, FSP 380 Interlocken Corp. and FSP 390 Interlocken LLC (together, the “Seller”), each a wholly-owned subsidiary of Franklin Street Properties Corp. (“FSP Corp.” or the “Registrant”), sold two properties (together, the “Property”) to 380 Interlocken Owner, LLC and 390 Interlocken Owner, LLC (together, the “Buyer”), as successors-in-interest to RWXI REIT Acquisition, LLC. The purchase price for the Property was $102,500,000. There were no material relationships, other than in respect of that certain Purchase and Sale Agreement dated June 21, 2022, as amended pursuant to that certain Reinstatement of and First Amendment to Purchase and Sale Agreement dated July 6, 2022, by and among the Seller and the Buyer, or any of their respective affiliates. The Property is located at 380 Interlocken Crescent, Broomfield, Colorado and 390 Interlocken Crescent, Broomfield, Colorado.

The following unaudited pro forma condensed consolidated financial statements of FSP Corp. have been prepared to show the pro forma effect of the dispositions of the Property and subsequent partial repayment of outstanding borrowings under the BAML Credit Facility and have been prepared in accordance with Article 11 of Regulation S-X by applying pro forma adjustments to our historical combined financial information. The pro forma transaction accounting adjustments for the sale consist of those necessary to account for the disposition. The pro forma other transaction accounting adjustments consists of those necessary to account for the impact of debt repaid using the net proceeds from the sale and the effects on interest expense and deferred financing costs. The unaudited pro forma condensed consolidated financial statements are based upon the historical consolidated financial statements of FSP Corp. included in its Annual Report on Form 10-K for the year ended December 31, 2021, and its Quarterly Report on Form 10-Q for the quarter ended June 30, 2022. The pro forma consolidated balance sheet has been presented as if the disposition of the Property and a partial repayment of the BAML Credit Facility had occurred as of June 30, 2022. The pro forma condensed consolidated statements of operations for the six months ended June 30, 2022 and for the year ended December 31, 2021 are presented as if the disposition and partial repayment of the BAML Credit Facility were completed on January 1, 2021.

The unaudited pro forma condensed consolidated financial statements are not necessarily indicative of the actual results of operations of the Property for the periods indicated, nor do they purport to represent the financial condition or results of operations of FSP Corp. for any future period. These unaudited pro forma financial statements are provided for informational purposes only. FSP Corp.’s financial position and results of operations after the dispositions of the Property may be significantly different than what is presented in these unaudited pro forma financial statements. In the opinion of FSP Corp. management, all material adjustments necessary to reflect the effect of the above transactions have been made.

Franklin Street Properties Corp.

Unaudited Condensed Consolidated Pro Forma Balance Sheets

June 30, 2022

(dollars in thousands, except per share amounts)

		Transaction		Other Transaction
	Historical	Accounting		Accounting
	FSP Corp. (a)	Adjustments		Adjustments		Pro Forma

Assets:
Real estate assets, net	$1,186,157	$(73,311)	(b)	$-		$1,112,846
Acquired real estate leases, net	12,373	(211)	(b)	-		12,162
Cash, cash equivalents and restricted cash	4,693	100,133	(c)	(101,991)	(d)	2,835
Tenant rents receivable, net	2,627	-		-		2,627
Straight-line rents receivable, net	54,354	(4,926)	(b)	-		49,428
Prepaid expenses and other assets	6,863	-		-		6,863
Related party mortgage loan receivable	22,860	-		-		22,860
Other assets: derivative asset	1,951	-		-		1,951
Office computers & furniture, net	187	-		-		187
Deferred leasing commissions, net	39,654	(2,652)	(b)	-		37,002

Total assets	$1,331,719	$19,033		$(101,991)		$1,248,761

Liabilities and stockholders' equity:
Liabilities:
Bank note payable	$55,000	$-		$-		$55,000
Term loan payable, net of unamortized financing costs	274,518	-		(101,883)	(d)	172,635
Series A & Series B Senior Notes, net of unamortized financing costs	199,424	-		-		199,424
Accounts payable and accrued expenses	39,315	(1,663)	(b)	-		37,652
Accrued compensation	2,252	-		-		2,252
Tenant security deposits	5,819	(195)	(b)	-		5,624
Lease liability	962	-		-		962
Other liabilities: derivative liabilities	-	-		-		-
Acquired unfavorable real estate leases, net	397	(125)	(b)	-		272
Total liabilities	577,687	(1,983)		(101,883)		473,821

Stockholders' Equity:
Preferred stock	-	-		-		-
Common stock	10	-		-		10
Additional paid in capital	1,334,776	-		-		1,334,776
Accumulated other comprehensive loss	1,951	-		-		1,951
Accumulated distributions in excess of accumulated earnings	(582,705)	21,016	(e)	(108)	(d)	(561,797)
Total stockholders' equity	754,032	21,016		(108)		774,940

Total liabilities and stockholders' equity	$1,331,719	$19,033		$(101,991)		$1,248,761

Franklin Street Properties Corp.

Unaudited Pro Forma Condensed Consolidated Statements of Operations

For the Six Months Ended

June 30, 2022

(dollars in thousands, except per share amounts)

		Transaction		Other Transaction
	Historical	Accounting		Accounting
	FSP Corp. (f)	Adjustments		Adjustments		Pro Forma
Revenues:
Rental	$82,628	$(6,503)	(g)	$-		$76,125
Related party revenue:
Management fees and interest from loans	927	-		-		927
Other	13	-		-		13
Total revenues	83,568	(6,503)		-		77,065
Expenses:
Real estate operating expenses	25,178	(1,880)	(g)	-		23,298
Real estate taxes and insurance	17,762	(1,576)	(g)	-		16,186
Depreciation and amortization	33,856	(2,356)	(g)	-		31,500
General and administrative	7,765	(3)	(g)	-		7,762
Interest	11,030	-		(1,137)	(j)	9,893
Total expenses	95,591	(5,815)		(1,137)		88,639

Impairment and loan loss reserves	(1,140)	-		-		(1,140)
Income (loss) before taxes on income	(13,163)	(688)		1,137		(12,714)
Tax expense on income	105	-		-		105

Net income (loss)	$(13,268)	$(688)		$1,137		$(12,819)

Weighted average number of shares outstanding,
basic and diluted	103,441					103,441

Net loss per share, basic and diluted	$(0.13)					$(0.12)

Franklin Street Properties Corp.

Unaudited Pro Forma Condensed Consolidated Statements of Operations

For the Year Ended

December 31, 2021

(dollars in thousands, except per share amounts)

		Transaction		Other Transaction
	Historical	Accounting		Accounting
	FSP Corp. (f)	Adjustments		Adjustments		Pro Forma
Revenues:
Rental	$207,581	$(12,849)	(g)	$-		$194,732
Related party revenue:
Management fees and interest from loans	1,700	-		-		1,700
Other	77	-		-		77
Total revenues	209,358	(12,849)		-		196,509
Expenses:
Real estate operating expenses	60,881	(3,249)	(g)	-		57,632
Real estate taxes and insurance	41,061	(3,407)	(g)	-		37,654
Depreciation and amortization	78,544	(4,732)	(g)	-		73,812
General and administrative	15,898	(18)	(g)	-		15,880
Interest	32,273	-		(1,710)	(j)	30,563
Total expenses	228,657	(11,406)		(1,710)		215,541

Loss on extinguishment of debt	(901)	-		(423)	(i)	(1,324)
Gain on sale of property	113,134	21,016	(h)	-		134,150
Income before taxes on income	92,934	19,573		1,287		113,794
Tax expense on income	638	-		-		638
Equity in income of non-consolidated REITs	421	-		-		421

Net income	$92,717	$19,573		$1,287		$113,577

Weighted average number of shares outstanding,
basic and diluted	106,667					106,667

Net income per share, basic and diluted	$0.87					$1.06

FRANKLIN STREET PROPERTIES CORP.

NOTES TO UNAUDITED CONDENSED CONSOLIDATED

PRO FORMA FINANCIAL STATEMENTS

(dollars in thousands, except per share amounts)

The above unaudited condensed consolidated pro forma financial statement presentation has been prepared based upon certain pro forma adjustments to the historical consolidated financial statements of FSP Corp.  Certain assumptions regarding the operations of FSP Corp. have been made in connection with the preparation of the condensed consolidated financial pro forma information.  These assumptions are as follows:

1. Adjustments to Pro Forma Condensed Consolidated Balance Sheet

(a)	Represents FSP Corp.’s historical condensed consolidated balance sheet as of June 30, 2022, which was derived from FSP Corp.’s quarterly report on Form 10-Q for the quarterly period ended June 30, 2022. FSP Corp. elected to be, and is qualified as, a real estate investment trust for federal income tax purposes. FSP Corp. has met the various required tests; therefore, no provision for federal or state income taxes has been reflected on real estate operations.

FSP Corp. has subsidiaries which are not in the business of real estate operations.  Those subsidiaries are taxable as real estate investment trust subsidiaries, or TRS, and are subject to income taxes at statutory tax rates.  The taxes on income shown in the pro forma condensed consolidated statements of operations are the taxes on the income of the TRS.  There are no material items that would cause a deferred tax asset or a deferred tax liability.

(b)	Represents FSP Corp.’s disposition of the Property and the necessary adjustments to eliminate the real estate assets, rights and obligations associated with tenant leasing arrangements, accrued property taxes and related intangible assets based on their carrying values as of June 30, 2022 associated with the disposition of the Property.
(c)	Represents the net disposition proceeds received. The gross sales price of the Property was $102,500 plus purchase credits of $133, less estimated disposition related costs of $642, less payment of property taxes in the amount of $1,663 and security deposits of $195 to the Buyer.
(d)	Represents a partial repayment of the BAML Credit Facility in the amount of $101,991 from the net disposition proceeds received from the disposition of the Property, as described above in (c). The partial repayment resulted in a loss on extinguishment of debt of $108. The net reduction of debt associated with the BAML Credit Facility was $101,883.
(e)	Represents FSP Corp.’s disposition of the Property and the related nonrecurring estimated gain on sale. The gain has been calculated based upon the net disposition proceeds of $100,133 as described above in (c), less the carrying amounts as of June 30, 2022 of assets and liabilities disposed of on August 31, 2022.

2. Adjustments to Pro Forma Condensed Consolidated Statements of Operation

(f)	Represents FSP Corp.’s historical condensed consolidated statements of operations for the six months ended June 30, 2022 and the year ended December 31, 2021, which were derived from FSP Corp.’s quarterly report on Form 10-Q for the six months ended June 30, 2022 and the annual report on Form 10-K for the year ended December 31, 2021, respectively. The condensed consolidated statement of operations for the year ended December 31, 2021 includes a nonrecurring gain of $113,134 for the sale of properties unrelated to the Property sold on August 31, 2022.
(g)	Represents FSP Corp.’s disposition of the Property and the necessary adjustment to eliminate the impact of historical rental income, real estate operating expenses, real estate taxes and insurance, depreciation and amortization and general and administrative expenses associated with the Property.
(h)	Represents the disposition of the Property and the related nonrecurring estimated gain on sale. The gain has been calculated based upon the net disposition proceeds of $100,133 as described above in (c), less the carrying amounts as of June 30, 2022 of assets and liabilities disposed of on August 31, 2022.
(i)	Represents a loss on extinguishment if the partial repayment on the BAML Credit Facility occurred on January 1, 2021.
(j)	Represents the amount of interest saved for the six months ended June 30, 2022 and for the year ended December 31, 2021 if the partial repayment on the BAML Credit Facility occurred on January 1, 2021.